                                                                   Exhibit 10.27


062498














                            MORRIS MATERIAL HANDLING
                               EMPLOYEE RETIREMENT
                                  SAVINGS PLAN

                                TABLE OF CONTENTS



ARTICLE/SECTION                         TITLE/SECTION HEADINGS                                              PAGE
---------------                         ----------------------                                              -----
                                        PREAMBLE

      I                                 DEFINITIONS                                                           1
                   1.01                 Accounting Year                                                       1
                   1.02                 Accounts                                                              1
                   1.03                 Affiliate                                                             1
                   1.04                 Beneficiary                                                           1
                   1.05                 Board of Directors                                                    1
                   1.06                 Code                                                                  1
                   1.07                 Committee                                                             1
                   1.08                 Compensation                                                          2
                   1.09                 Effective Date                                                        2
                   1.10                 Employee                                                              2
                   1.11                 Employee After-Tax Contributions                                      2
                   1.12                 Employee After-Tax Contribution Account                               2
                   1.13                 Employee Pre-Tax Contributions                                        3
                   1.14                 Employee Pre-Tax Contribution Account                                 3
                   1.15                 Employer or Employers                                                 3
                   1.16                 Employer Discretionary Contributions                                  3
                   1.17                 Employer Discretionary Contribution Account                           3
                   1.18                 Employer Fixed Contributions                                          3
                   1.19                 Employer Fixed Contribution Account                                   3
                   1.20                 Employer Matching Contributions                                       4
                   1.21                 Employer Matching Contribution Account                                4
                   1.22                 Employer Qualified Non-Elective Contributions                         4
                   1.23                 Employer Qualified Non-Elective
                                        Contribution Account                                                  4
                   1.24                 Employer Transition Contributions                                     4
                   1.25                 Employer Transition Contribution Account                              4
                   1.26                 Entry Date                                                            4
                   1.27                 ERISA                                                                 4
                   1.28                 Highly Compensated Employee                                           4
                   1.29                 Investment Funds                                                      5
                   1.30                 Nondiscrimination Compensation                                        5
                   1.31                 Nonhighly Compensated Employee                                        5
                   1.32                 Normal Retirement Age                                                 5
                   1.33                 Participant                                                           5
                   1.34                 Plan                                                                  5
                   1.35                 Rollover Account                                                      5
                   1.36                 Section 415 Compensation                                              5
                   1.37                 Service                                                               6
      `            1.38                 Sponsoring Employer                                                   6
                   1.39                 Spouse                                                                6



ARTICLE/SECTION                         TITLE/SECTION HEADINGS                                              PAGE
---------------                         ----------------------                                              -----

                   1.40                 Trust Agreement                                                       6
                   1.41                 Trustee                                                               6
                   1.42                 Trust Fund                                                            7
                   1.43                 Valuation Date                                                        7
                   1.44                 Non-Gender Clause                                                     7

     II                                 PARTICIPATION                                                         8
                   2.01                 Eligibility to Participate                                            8
                   2.02                 Transfer of Employment/Change
                                        of Employment Classification                                          8

    III                                 CONTRIBUTIONS                                                        10
                   3.01                 Employee Contributions                                               10
                   3.02                 Employer Contributions                                               11
                   3.03                 Forfeitures                                                          12
                   3.04                 Maximum Deductible Contributions                                     12
                   3.05                 Limitations on Contributions                                         12
                   3.06                 Section 415 Combined Plans Limit                                     14
                   3.07                 Mathematical Nondiscrimination Test for
                                        Employee Pre-Tax Contributions; Disposition
                                        of Excess Amounts                                                    15
                   3.08                 Mathematical Nondiscrimination Test for Employee
                                        After-Tax and Employer Matching Contributions;
                                        Disposition of Excess Amounts                                        17
                   3.09                 Rollover Contributions                                               19
                   3.10                 Military Leave                                                       20

     IV                                 ACCOUNTS OF PARTICIPANTS                                             21
                   4.01                 Investment Funds                                                     21
                   4.02                 Investment of Accounts                                               21
                   4.03                 Valuation of Trust Fund and Investment Funds                         21
                   4.04                 Adjustment of Participant Accounts                                   21
                   4.05                 Trustee's and Committee's Determination Binding                      22

      V                                 DISTRIBUTIONS UNDER THE PLAN                                         23
                   5.01                 Valuation of Accounts for Distribution                               23
                   5.02                 Distributable Events/Amount of Distributions                         23
                   5.03                 Timing of Distributions                                              23
                   5.04                 Forms of Distributions                                               24
                   5.05                 Qualified Domestic Relations Orders                                  24
                   5.06                 In-Service Withdrawals by Participants                               24
                   5.07                 Direct Rollovers to Eligible Retirement Plans                        26


ARTICLE/SECTION                        TITLE/SECTION HEADINGS                                               PAGE
---------------                        ----------------------                                               -----

     VI                                 PLAN LOANS                                                           27
                   6.01                 Loans                                                                27

    VII                                 ADMINISTRATION                                                       29
                   7.01                 Fiduciaries/Allocation of Fiduciary Responsibilities                 29
                   7.02                 Committee                                                            29
                   7.03                 Committee's Powers and Duties                                        30
                   7.04                 Claims Procedure                                                     31
                   7.05                 Claim Review Procedure                                               31
                   7.06                 Indemnification                                                      31
                   7.07                 Payment of Expenses                                                  31

   VIII                                 THE TRUST FUND AND THE TRUSTEE                                       32
                   8.01                 Trust Agreement                                                      32
                   8.02                 Separate Investment Funds                                            32
                   8.03                 Non-Reversion; Exclusive Benefit Clause                              32
                   8.04                 Removal of Trustee                                                   32
                   8.05                 Powers of Trustee                                                    32
                   8.06                 Trust Agreement Part of the Plan                                     32
                   8.07                 Trustee's Settlement of Accounts                                     32

     IX                                 AMENDMENT AND TERMINATION                                            33
                   9.01                 Amendment                                                            33
                   9.02                 Termination                                                          33
                   9.03                 Distribution of Accounts Upon Plan Termination                       33

      X                                 ENTRY AND WITHDRAWAL OF AN EMPLOYER                                  34
                  10.01                 Entry of an Employer                                                 34
                  10.02                 Withdrawal of an Employer                                            34

     XI                                 MISCELLANEOUS PROVISIONS                                             35
                  11.01                 Plan Merger, Consolidation or Transfer of Assets                     35
                  11.02                 No Assignment of Benefits                                            35
                  11.03                 Plan Voluntary                                                       35
                  11.04                 Reservation of Right to Suspend or
                                        Discontinue Contributions                                            35
                  11.05                 Non-Guarantee of Employment                                          35
                  11.06                 Governing Law                                                        36
                  11.07                 Facility of Payment                                                  36
                  11.08                 Severability                                                         36


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                            TABLE OF CONTENTS (CONT.)



ARTICLE/SECTION                         TITLE/SECTION HEADINGS                                             PAGE
---------------                         ----------------------                                             -----
                  11.09                 Construction of Plan Document                                        36
                  11.10                 Plan in Effect at Termination of
                                        Employment Controls                                                  36

    XII                                 TOP-HEAVY PLAN PROVISIONS                                            37
                  12.01                 Application                                                          37
                  12.02                 Special Minimum Benefit                                              38
                  12.03                 Special Combined Plans Limit                                         38
                  12.04                 Key Employee Defined                                                 38
                  12.05                 Aggregation Group of Plans Defined                                   39

                                        SIGNATURES                                                           39



                            MORRIS MATERIAL HANDLING
                        EMPLOYEE RETIREMENT SAVINGS PLAN


                                    PREAMBLE



Effective March 30, 1998, Morris Material Handling, Inc., a Delaware corporation, (hereinafter referred to as the "Sponsoring Employer" or as an "Employer") established the Morris Material Handling Employee Retirement Savings Plan and Trust for the benefit of its eligible employees. Soon thereafter, a portion of the Harnischfeger Industries Employees Savings Plan was spun off and merged with this Plan.

It is intended that this Plan shall be approved and qualified by the Internal Revenue Service as satisfying the pertinent requirements of the Internal Revenue Code with respect to employee plans and trusts so that (1) the contributions resulting from reduction of wages by participants will not be subject to federal income tax when made; (2) the employers may deduct for federal income tax purposes their contributions to the Trust Fund; (3) the employers' contributions so made and the income of the Trust Fund shall not be taxable to the participants as income until received; and (4) the income of the Trust Fund shall be exempt from federal income tax.

It is also intended that this Plan and Trust shall satisfy the pertinent requirements of the Employee Retirement Income Security Act of 1974, as amended, and the Plan and Trust shall be interpreted, wherever possible, to comply with the terms of such Act.

                                    ARTICLE I

                                   DEFINITIONS



The following terms, as used in this Plan, shall have the meaning specified in this Article I, unless a different meaning is clearly required by the context in which it is used:

SECTION 1.01 The term "ACCOUNTING YEAR" shall mean a twelve (12) month period beginning on each January 1 and ending on the following December 31, provided that there shall be an initial short Accounting Year beginning March 30, 1998 and ending December 31, 1998. The Accounting Year is the "Plan Year" for this Plan.

SECTION 1.02 The term "ACCOUNTS" shall mean, if applicable, a Participant's Employee Pre-Tax Contribution Account, Employee After-Tax Contribution Account, Employer Matching Contribution Account, Employer Discretionary Contribution Account, Employer Fixed Contribution Account, Employer Transition Contribution Account, Employer Qualified Non-Elective Contribution Account and his Rollover Account.

SECTION 1.03 The term "AFFILIATE" shall mean any corporation or unincorporated trade or business which is a member of a group to which an Employer belongs that is a controlled group of corporations, a group of controlled trades or businesses (whether or not incorporated), or an affiliated service group, as such terms are defined in Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

SECTION 1.04 The term "BENEFICIARY" shall mean the Spouse of the Participant, or, in the event that either:

       (i)    the Participant has no Spouse at his death; or

      (ii) his surviving Spouse has consented to the designation of another Beneficiary, in writing, specifically identifying the Beneficiary with respect to which consent is given and witnessed by a Plan representative or a notary public, the person or persons (including a trust) designated by the Participant in the latest written notice to the Committee. The Participant shall have the right to change his Beneficiary from time to time in the manner hereinabove described. In the event no designation is effective, upon the Participant's death, his Accounts shall be paid to his estate.

SECTION 1.05 The term "BOARD OF DIRECTORS" shall mean the Board of Directors of the Sponsoring Employer.

SECTION 1.06 The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

SECTION 1.07 The term "COMMITTEE" shall mean the Committee provided for in
Article VII hereof.

SECTION 1.08 The term "COMPENSATION" shall mean, with respect to each Accounting Year, a Participant's total compensation paid by an Employer for the Accounting Year, including Employee Pre-Tax Contributions to this Plan and amounts contributed pursuant to a salary reduction arrangement under Section 125 of the Code, but excluding nontaxable fringe benefits. Notwithstanding the above, the term "Compensation" shall exclude profit sharing bonus payments as provided in Sections 3.01(e) and 3.02(a).

No amount in excess of one hundred sixty thousand dollars ($160,000) (as such amount may be adjusted by the Secretary of the Treasury, pursuant to Section 401(a)(17) of the Code) for any Accounting Year shall be treated as Compensation for purposes of this Plan (provided that this annual limit will be prorated for the initial short Accounting Year beginning March 30, 1998 and ending December 31, 1998).

SECTION 1.09 The term "EFFECTIVE DATE" shall mean March 30, 1998, the effective date of the Plan.

SECTION 1.10 The term "EMPLOYEE" shall mean each current or future Employee of an Employer other than leased employees and employees covered by collective bargaining agreements which do not provide for their participation in the Plan. For purposes of this Section, the term "leased employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction and control of an Employer.

In addition, the term Employee shall exclude individuals during the period when they are not designated as "employees" in an Employer's employment records. The individuals excluded under this paragraph shall include, but not be limited to, individuals who are engaged by an Employer to perform services for an Employer in a relationship that the Employer characterizes as other than an employment relationship. For example, individuals engaged to perform services in a relationship which an Employer characterizes as that of an "independent contractor" with respect to the Employer shall not be Employees. Likewise, individuals whose services an Employer leases from a third party shall not be Employees. The individuals excluded under this paragraph shall not be Employees during a period, even if a determination is made by the Internal Revenue Service, the United States Department of Labor, another governmental agency, a court or other tribunal that the individual is an "employee" of an Employer during that period, for purposes of the Code or for any other purpose. An individual who has not been an Employee on account of this paragraph shall be an Employee effective on the date as of which an Employer characterizes the individual as an "employee" in the Employer's employment records, if, on that date, the individual also meets the other requirements of this Section.

SECTION 1.11 The term "EMPLOYEE AFTER-TAX CONTRIBUTIONS" shall mean the contributions made by the Participant pursuant to Section 3.01(b) hereof.

SECTION 1.12 The term "EMPLOYEE AFTER-TAX CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to which shall be credited (i) an amount which represents the transfer of the Participant's after-tax contribution account from the Harnischfeger Industries Employees Savings Plan, (ii) the amount of his contributions pursuant to Section 3.01(b), and (iii) the account's proportionate share of any net investment gains, determined in accordance with
Article IV. From said account, its proportionate share of any net investment losses, determined in accordance with Article IV, and any benefit payments, withdrawals or other disbursements shall be deducted. The Participant's interest in his Employee After-Tax Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.13 The term "EMPLOYEE PRE-TAX CONTRIBUTIONS" shall mean the contributions made by a Participant pursuant to Section 3.01(a) hereof which are considered "elective deferrals" as described in Section 402(g)(3) of the Code.

SECTION 1.14 The term "EMPLOYEE PRE-TAX CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to which shall be credited: (i) an amount which represents the transfer of the Participant's pre-tax contribution account from the Harnischfeger Industries Employees Savings Plan,
(ii) the amount of his contributions pursuant to Section 3.01(a) and (iii) the account's proportionate share of any net investment gains, determined in accordance with Article IV. From said account, its proportionate share of any net investment losses, determined in accordance with Article IV, and any benefit payments, withdrawals or other disbursements shall be deducted. The Participant's interest in his Employee Pre-Tax Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.15 The term "EMPLOYER" or "EMPLOYERS" shall mean the Sponsoring Employer and any Affiliate who adopts this Plan with the consent of the Sponsoring Employer and, subject to the provisions of Article XI, any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred.

SECTION 1.16 The term "EMPLOYER DISCRETIONARY CONTRIBUTIONS" shall mean the additional contributions an Employer may make as described in Section 3.02(b).

SECTION 1.17 The term "EMPLOYER DISCRETIONARY CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to which shall be credited:
(i) the amount of any Employer Discretionary Contributions allocated to the Participant and (ii) the account's proportionate share of any net investment gains, determined in accordance with Article IV. From said account its proportionate share of any net investment losses, as determined in accordance with Article IV, and any benefit payments, or other disbursements shall be deducted. The Participant's interest in his Employer Discretionary Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.18 The term "EMPLOYER FIXED CONTRIBUTIONS" shall mean the additional contributions an Employer shall make as described in Section 3.02(c).

SECTION 1.19 The term "EMPLOYER FIXED CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to which shall be credited: (i) the amount of any Employer Fixed Contributions allocated to the Participant and
(ii) the account's proportionate share of any net investment gains, determined in accordance with Article IV. From said account, its proportionate share of any net investment losses, as determined in accordance with Article IV, and any benefit payments, or other disbursements shall be deducted. The Participant's interest in his Employer Discretionary Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.20 The term "EMPLOYER MATCHING CONTRIBUTIONS" shall mean the matching contributions an Employer may make as described in Section 3.02(a).

SECTION 1.21 The term "EMPLOYER MATCHING CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to which shall be credited: (i) the amount of any Employer Matching Contributions allocated to the Participant and (ii) the account's proportionate share of any net investment gains, determined in accordance with Article IV. From said account its proportionate share of any net investment losses, as determined in accordance with Article IV, and any benefit payments or other disbursements shall be deducted. The Participant's interest in his Employer Matching Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.22 The term "EMPLOYER QUALIFIED NON-ELECTIVE CONTRIBUTIONS" shall mean the additional contributions an Employer may make as described in Section 3.02(e).

SECTION 1.23 The term "EMPLOYER QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to which shall be credited: (i) the amount of any Employer Qualified Non-Elective Contributions allocated to the Participant and (ii) the account's proportionate share of any net investment gains, determined in accordance with Article IV. From said account, its proportionate share of any net investment losses as determined in accordance with Article IV, and any benefit payments or other disbursements shall be deducted. The Participant's interest in his Employer Qualified Non-Elective Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.24 The term "EMPLOYER TRANSITION CONTRIBUTIONS" shall mean the additional contributions an Employer shall make as described in Section 3.02(d).

SECTION 1.25 The term "EMPLOYER TRANSITION CONTRIBUTION ACCOUNT" shall mean the account established on behalf of a Participant to whom shall be credited: (i) the amount of any Employer Transition Contributions allocated to the Participant and (ii) the account's proportionate share of any net investment gains, determined in accordance with Article IV. From said account, its proportionate share of any net investment losses, as determined in accordance with Article IV, and any benefit payments or other disbursements shall be deducted. The Participant's interest in his Employer Transition Contribution Account shall be fully vested and nonforfeitable at all times.

SECTION 1.26 The term "ENTRY DATE" shall mean the first day of any payroll period.

SECTION 1.27 The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

SECTION 1.28 The term "HIGHLY COMPENSATED EMPLOYEE" shall mean any Employee of an Employer or an Affiliate who is described in Section 414(q) of the Code and the regulations thereunder, and generally means an Employee who is employed by an Employer during the current

Accounting Year or the previous Accounting Year, whichever is applicable, and is in one or both of the following groups:

       (i) Employees who at any time during the current Accounting Year or the previous Accounting Year were "five percent (5%) owners" of an Employer or an Affiliate. A "five percent (5%) owner" is defined in Section 416(i)(1)(B)(i) of the Code and Section 1.416-1 of the Treasury Regulations.

      (ii) Employees who had Section 415 Compensation during the previous calendar year from an Employer or an Affiliate in excess of eighty thousand dollars ($80,000) (as adjusted pursuant to Section 415(d) of the Code) and, if elected by the Committee, were in the "top-paid group" of Employees as defined in Section 414(q)(3) of the Code.


SECTION 1.29 The term "INVESTMENT FUNDS" shall mean the funds established pursuant to Section 4.01 in which a Participant's Accounts shall be invested.

SECTION 1.30 The term "NONDISCRIMINATION COMPENSATION" shall mean for each Participant, that portion of his total compensation with respect to an Accounting Year earned while a Participant which would be nondiscriminatory within the meaning of Code Section 414(s) and the regulations thereunder. The Committee may determine the Nondiscrimination Compensation of each Participant from year to year for purposes of performing the mathematical nondiscrimination tests described in Sections 3.07 and 3.08, if applicable, and such determination shall be made consistently among all Participants to the extent required by Code
Section 414(s) and the regulations thereunder.

SECTION 1.31 The term "NONHIGHLY COMPENSATED EMPLOYEE" shall mean any Employee of an Employer or an Affiliate who is not a Highly Compensated Employee.

SECTION 1.32 The term "NORMAL RETIREMENT AGE" shall mean age sixty-five (65).

SECTION 1.33 The term "PARTICIPANT" shall mean any Employee of an Employer who has become a Participant as provided in Article II, or any other person with an Account in the Plan.

SECTION 1.34 The term "PLAN" shall mean the Morris Material Handling Employee Retirement Savings Plan as set forth herein.

SECTION 1.35 The term "ROLLOVER ACCOUNT" shall mean an account established on behalf of an Employee to which shall be credited: (i) the value of any amounts rolled over into this Plan pursuant to Section 3.09 hereof; and (ii) the Account's proportionate share of any net investment gains. From said Account the Account's proportionate share of any net investment losses and any benefit payments, withdrawals or other disbursements shall be deducted. The Participant's interest in his Rollover Account shall be fully vested and nonforfeitable.

SECTION 1.36 The term "SECTION 415 COMPENSATION" shall mean for each calendar year, the Employee's earned income, wages, salaries, fees for professional services, commissions paid to salesmen, compensation based on a percentage of profits, bonuses and other amounts received for personal services actually rendered in the course of employment with his Employer and excluding the following:

       (i) Except as otherwise provided below, any employer contributions to a plan of deferred compensation to the extent contributions are not included in the gross income of the Employee for the taxable year in which contributed, or on behalf of an Employee to a "simplified employee pension plan" to the extent such contributions are deductible under Section 219(b)(7) of the Code, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

      (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

      (iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee).

In the alternative, the Committee may determine Employees' compensation on the basis of either (i) his wages subject to federal income tax withholding or (ii) wages subject to federal income tax withholding plus payments which an Employer is required to report (on under Code Sections 6041(d) and 6051(a)(3), excluding moving expense reimbursements which the Employer reasonably believes an Employee may deduct under Code Section 217. Notwithstanding the preceding provisions of this Section, in any event Section 415 Compensation shall include Employee Pre-Tax Contributions to this Plan, elective deferrals (as defined in Code
Section 402(q)(3) to any other plan of an Employer or an Affiliate and amounts not includable in an Employee's gross income by application of Code Section 125.

SECTION 1.37 The term "SERVICE" shall mean the period for which an Employee is given credit for the purpose of determining allocations under Section 3.02(d). An Employee's Service shall be equal to the total number or years (measured from the date an Employee commences employment until the date the Employee terminates employment) the Employer or an Affiliate prior to January 1, 1999, but including employment prior to the Effective Date with Harnischfeger Industries or a related corporation.

SECTION 1.38 The term "SPONSORING EMPLOYER" shall mean Morris Material Handling, Inc., a Delaware corporation whose principal offices are located in Oak Creek, Wisconsin.

SECTION 1.39 The term "SPOUSE" shall mean the legally married husband or wife of the Participant at the earlier of his date of death or the date benefits commence to the Participant under this Plan. To the extent required by a "qualified domestic relations order," as defined in Section 414(p) of the Code, the term Spouse shall include the former husband or wife of the Participant.

SECTION 1.40 The term "TRUST AGREEMENT" shall mean the agreement between the Sponsoring Employer and the Trustee as such agreement may be amended from time to time.

SECTION 1.41 The term "TRUSTEE" shall mean the Trustee under the Trust Agreement or any successor or substitute Trustee therefore.

SECTION 1.42 The term "TRUST FUND" shall mean all cash, securities and other property held by the Trustee pursuant to the terms of the Trust Agreement, together with any income therefrom.

SECTION 1.43 The term "VALUATION DATE" shall mean every day the New York Stock Exchange is open.

SECTION 1.44 The term "NON-GENDER CLAUSE" shall mean any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

                                   ARTICLE II

                                  PARTICIPATION



SECTION 2.01 - ELIGIBILITY TO PARTICIPATE Each Employee of an Employer shall become a Participant in this Plan as provided below.

         SECTION 2.01(a) - PARTICIPATION Any Employee shall become a Participant as of the first Entry Date coincident with or immediately following the Participant's date of hire by an Employer. A Participant may elect to make Employee Pre-Tax Contributions pursuant to the provisions of
         Section 3.01(a) as of the first Entry Date after he becomes eligible by filing an enrollment form with the Committee. A Participant shall share in the allocation of Employer Contributions under Section 3.02 based on his Compensation earned for the entire Accounting Year, if applicable. Notwithstanding any other provision of the Plan, only Participants who were participants in the Harnischfeger Industries Salaried Employees Retirement Plan as of March 30, 1998 will be eligible to share in the allocation of the Employer Transition Contribution under Section 3.02(d). Furthermore, Participants who are covered by a collective bargaining agreement are not eligible to share in the allocation of any Employer Contributions under Section 3.02. Finally, Participants who were not participants in the Harnischfeger Industries Salaried Employees Retirement Plan and who are employed at the CMH, BCH, and MPH locations, are not eligible to share in the allocation of Employer Contributions under Sections 3.02(a), 3.02(c) or 3.02(d).

         SECTION 2.01(b) - PARTICIPATION UPON REEMPLOYMENT OF A FORMER EMPLOYEE A Participant who terminates employment and later resumes employment with an Employer as an Employee shall be eligible to become a Participant on his reemployment date.

SECTION 2.02 - TRANSFER OF EMPLOYMENT/CHANGE OF EMPLOYMENT CLASSIFICATION The effect under this Plan of a transfer of employment or change in employment status shall be as set forth in this Section.

         SECTION 2.02(a) If a transfer of employment is such that a Participant is transferred from one Employer to another Employer, he shall continue to be an active Participant in the Plan. Each Employer shall contribute to the Plan based only on the Participant's Compensation while an Employee of that Employer.

         SECTION 2.02(b) If a transfer of employment is such that a Participant is no longer an Employee, but rather is an Employee of an Affiliate that is not an Employer or the change in employment status is such that the Participant ceases to be an Employee described in Section 1.10, but remains employed by an Employer, then:

                   (i) Such Participant shall become an inactive Participant and shall share in the allocation of Employer Contributions, if applicable, for the Accounting Year in which such transfer of employment occurs. Such allocation shall be based only on Compensation earned while an Employee of an Employer.

                           Thereafter, the inactive Participant shall cease to share in the allocation of Employer Contributions, if applicable, until the date he again becomes an Employee;

                  (ii) Such inactive Participant shall not be entitled to make Employee Pre-Tax Contributions or Employee After-Tax Contributions to the Plan while he is an inactive Participant; and

                 (iii) The inactive Participant's Accounts shall continue to be held in the Trust Fund for the Plan and shall be adjusted as provided for in Article IV hereof.

         SECTION 2.02(c) If a transfer of employment is such that a person who was an Employee of a nonparticipating Affiliate first becomes an Employee, or if an Employee otherwise previously excluded as an Employee under Section 1.10 becomes an Employee, then he shall be eligible to become a Participant on his reemployment date (or, if applicable, the date of his change in employment status.

                                   ARTICLE III

                                  CONTRIBUTIONS



SECTION 3.01 - EMPLOYEE CONTRIBUTIONS Each Employee who becomes a Participant in this Plan shall specify on an enrollment form or other method approved by the Committee, the rate of Employee Pre-Tax Contributions he wishes to make, by payroll deduction, as set forth in this Section 3.01. Such contributions, if any, shall be transmitted by an Employer to the Trustee as soon as reasonably practicable after each payroll deduction, but in no event later than the fifteenth (15) business day of the month following the month of such deduction.

         SECTION 3.01(a) - EMPLOYEE PRE-TAX CONTRIBUTIONS A Participant may make Employee Pre-Tax Contributions of not less than one percent (1%) nor more than ten percent (10%) of his Compensation for a payroll period, in one percent (1%) increments.

         SECTION 3.01(b) - EMPLOYEE AFTER-TAX CONTRIBUTIONS A Participant may make Employee After-Tax Contributions of not less than one percent (1%) nor more than ten percent (10%) of his Compensation for a payroll period, in one percent (1%) increments. After May 31, 1998, this
         Section 3.01(b) shall only apply to Participants who are covered by a collective bargaining agreement or who are employed at the CMH, BCH and MPH locations and were not participants in the Harnischfeger Industries Salaried Employees Retirement Plan.

         SECTION 3.01(c) - CHANGE OF CONTRIBUTIONS A Participant may, by giving notice to the Committee, elect to change the rate of his Employee Pre-Tax Contributions and/or Employee After-Tax Contributions within the limitations of Section 3.01(a) and 3.01(b), effective as of any pay period. Such notice shall be provided to the Committee at least thirty
         (30) days (or as otherwise required by the Committee) prior to the pay period for which the change is to be effective.

         SECTION 3.01(d) - SUSPENSION OF CONTRIBUTIONS A Participant may, by giving notice to the Committee, elect to suspend his Employee Pre-Tax Contributions and/or Employee After-Tax Contributions in their entirety, effective as of any pay period. Such notice shall be provided to the Committee at least thirty (30) days (or as otherwise required by the Committee) prior to the date it is to be effective. A Participant may revoke the suspension and resume Employee Pre-Tax Contributions and/or Employee After-Tax Contributions, effective as of any pay period, by providing notice to the Committee at least thirty (30) days (or as otherwise required by the Committee) prior to the pay period for which the change is to be effective.

         SECTION 3.01(e) - SEPARATE ELECTION FOR PROFIT SHARING BONUS For purposes of Sections 3.01(a) and 3.01(b), the term "Compensation" shall not include any profit sharing bonus payment; however, a Participant may make a separate election under Section 3.01(a) with respect to a profit sharing bonus payment. Furthermore, notwithstanding the limitations in Section 3.01(a), this separate election shall be either zero percent (0%) or one hundred percent (100%) of the Participant's profit sharing bonus payment (after applicable payroll taxes), provided that for 1998 such separate election may also be fifty percent (50%).

SECTION 3.02 - EMPLOYER CONTRIBUTIONS The Employers will make contributions on behalf of eligible Participants as provided in Section 2.01(a) as set forth in this Section 3.02. The amount of each Employer's contributions shall be paid to the Trustee either in cash or other property as the Sponsoring Employer may determine.

         SECTION 3.02(a) - EMPLOYER MATCHING CONTRIBUTIONS For each payroll period in an Accounting Year after March 31, 1998, the Employers will make an Employer Matching Contribution equal to one hundred percent (100%) of each eligible Participant's Employee Pre-Tax Contributions for the payroll period up to three percent (3%) of the Participant's Compensation for such payroll period plus fifty percent (50%) of such Participant's Employee Pre-Tax Contributions of the next two percent (2%) of his Compensation. For purposes of this Section, the term "Compensation" shall not include any profit sharing bonus payment.

         SECTION 3.02(b) - EMPLOYER DISCRETIONARY CONTRIBUTIONS The Employers may make an Employer Discretionary Contribution to the Plan for an Accounting Year. Such Employer Discretionary Contribution shall be allocated as of the last day of the Accounting Year to each eligible Participant during such Accounting Year. Each such Participant's share of any Employer Discretionary Contribution made pursuant to this
         Section 3.02(b) for an Accounting Year shall be that amount which bears the same ratio to the total contribution made pursuant to this Section 3.02(b) for the Accounting Year as the Participant's Compensation for the Accounting Year bears to the Compensation of all Participants entitled to share in the allocation. For purposes of this Section 3.02(b) Compensation shall exclude management bonuses.

         SECTION 3.02(c) - EMPLOYER FIXED CONTRIBUTION The Employers will make an Employer Fixed Contribution for each Accounting Year. Such Employer Fixed Contribution shall be allocated as of the last day of an Accounting Year to each eligible Participant during such Accounting Year and shall be a fixed percentage of each such Participant's Compensation for such Accounting Year based on the Participant's attained age on the last day of such Accounting Year determined as follows:


                              PARTICIPANT'S                                     CONTRIBUTION AS A
                              ATTAINED AGE                                 PERCENTAGE OF COMPENSATION
                              -------------                                 ----------------------------
                                Under 35                                               0%
                                35 to 44                                               1%
                                45 to 54                                               3%
                               55 or older                                             5%


         SECTION 3.02(d) - EMPLOYER TRANSITION CONTRIBUTION The Employers will make an Employer Transition Contribution for each Accounting Year. Such Employer Transition Contribution shall be allocated as of the last day of an Accounting Year to each eligible Participant during such Accounting Year and shall be a fixed percentage of each such

         Participant's Compensation for such Accounting Year based on the Participant's attained age and Service as of December 31, 1998 determined as follows:



                         PARTICIPANT'S ATTAINED                                 CONTRIBUTION AS A
                            AGE PLUS SERVICE                               PERCENTAGE OF COMPENSATION
                        ------------------------                           --------------------------
                                Under 65                                               0%
                                65 to 69                                               2%
                                70 to 79                                               3%
                                80 to 89                                               4%
                               90 or older                                             5%


         SECTION 3.02(e) - EMPLOYER QUALIFIED NON-ELECTIVE CONTRIBUTION The Employers may choose to make an Employer Qualified Non-Elective Contribution on behalf of any or all Nonhighly Compensated Employees for an Accounting Year.

SECTION 3.03 - FORFEITURES A forfeiture is that portion of a terminated Participant's Fixed Contribution Account, if applicable, which is forfeited pursuant to Sections 3.05(a) or 3.07 of the Plan. Such forfeitures shall be used to reduce future Employer Contributions.

SECTION 3.04 - MAXIMUM DEDUCTIBLE CONTRIBUTIONS The contributions of the Employers shall be subject to the following limitations:

         (i) In no event shall an Employer be obligated to make a contribution for an Accounting Year in excess of the maximum amount deductible under Section 404(a)(3)(A) of the Code, or any statute or rule of similar import; and

         (ii) The contributions made to the Plan by an Employer are conditioned upon the following: (a) the contributions are deductible under Section 404 of the Code; and (b) no good faith mistake of fact was made in making the contribution. If a deduction for federal income tax purposes is disallowed under Section 404 of the Code, the Employer shall withdraw any such disallowed contribution within one (1) year of receipt by the Employer of a notice of the disallowance of a claimed deduction. If within one (1) year of making a contribution, it is discovered all or part of the contribution was due to a good faith mistake of fact, the Employer shall withdraw the portion of the contribution attributable to the mistake within one (1) year of the contribution.

If the Employer cannot withdraw a contribution, such amount shall be applied to reduce its Employer Contributions for the next Accounting Year.

SECTION 3.05 - LIMITATIONS ON CONTRIBUTIONS

         SECTION 3.05(a) ANNUAL LIMIT ON PRE-TAX CONTRIBUTIONS Notwithstanding any provision of the Plan to the contrary, in no event shall a Participant's Employee Pre-Tax Contributions (when combined with other elective deferrals as defined under Section 402(g)(3) of the Code made by the Participant under all other plans, contracts or arrangements of the Employers or their Affiliates), exceed ten thousand dollars ($10,000) in a calendar year (or such other amount which shall result from adjustments under

         Section 415(d) of the Code). The Sponsoring Employer shall monitor each Participant's Employee Pre-Tax Contributions throughout the year and may, as necessary, reduce a Participant's Employee Pre-Tax Contributions if the applicable annual dollar limit will be exceeded. If it is determined that the Participant has exceeded the limit set forth in this Section for a calendar year, the excess amount and any income allocable to such excess amount shall be distributed to the Participant no later than April 15 following the calendar year in which such excess contribution was made. Any Employer Matching Contributions attributable to excess Employee Pre-Tax Contributions, with the income allocable to such Employer Matching Contributions calculated in accordance with regulations under Section 401(m) of the Code, shall be withdrawn from the affected Participants' Accounts and used to reduce future Employer Matching Contributions as described in Section 3.03. The return of Employee Pre-Tax Contributions and income and forfeiture of Employer Matching Contributions and income shall be accomplished by a proportionate reduction of each affected Participant's investments in the Investment Funds or as otherwise determined by the Committee.

         A distribution shall be made during the same calendar year in which the excess Employee Pre-Tax Contributions were made, only if (i) the Participant and the Plan designate the distribution as a distribution of an excess deferral, and (ii) the distribution is made after the date on which the Plan received the excess deferral. Even though distributed, excess Employee Pre-Tax Contributions made by Highly Compensated Employees shall continue to be considered as Employee Pre-Tax Contributions for purposes of determining the average deferral percentage under Section 3.07 for the Accounting Year in which they are made.

         SECTION 3.05(b) SECTION 415 DEFINED CONTRIBUTION LIMITS Notwithstanding any provisions contained herein to the contrary, except for contributions to a Rollover Account, the total annual additions to any Participant's Accounts in this Plan and any other defined contribution plan of an Employer and Affiliates for any Accounting Year (which shall be the Plan's limitation year) shall not exceed the lesser of (i) thirty thousand dollars ($30,000) or one-fourth (1/4) of the dollar amount described in Section 415(b)(1)(A) of the Code, as such amount may hereafter be adjusted pursuant to Section 415(d)(1)(B) of the Code, whichever is greater, or (ii) twenty-five percent (25%) of the Participant's Section 415 Compensation for such Accounting Year.

         The term "annual addition" shall mean the total additions in the Accounting Year to the Participant's Accounts in this Plan and any other defined contribution plan of the Employers and Affiliates attributable to:

               (i)       employer contributions;

              (ii)       employee contributions;

             (iii)       forfeitures; and

              (iv) any post-retirement medical benefits or individual medical accounts maintained under any pension or annuity plans of the Employers or Affiliates pursuant to Sections 419(d)(3) and 415(l)(2) of the Code which are treated as "annual additions" for purposes of Section 415 of the Code.

         If a Participant receives annual additions under another defined contribution plan of the Employers and Affiliates, as well as under this Plan, the limitation on aggregate annual additions described in this Section 3.05(b) shall be complied with by a reduction, if necessary, in the contributions under this Plan. During each Accounting Year, the Sponsoring Employer shall monitor the aggregate annual additions made to defined contribution plans of the Employers and Affiliates and may suspend or decrease the rate of the Participant's Employee Pre-Tax Contributions and/or Employee After-Tax Contributions (and Employer Matching Contributions attributable thereto) so that the aggregate limit will be satisfied.

If, as a result of a miscalculation of a Participant's Section 415 Compensation or such other limited circumstances as the Commissioner of Internal Revenue finds justify the use of the rules described in Treasury Regulation Section 1.415-6(b)(6), it becomes necessary to reduce the annual additions to a Participant's Accounts, such reduction shall be accomplished by:

       (i) A reduction in Participant's Employee After-Tax Contribution Account during the Accounting Year and the earnings for the Accounting Year attributable to such Employee After-Tax Contributions;

      (ii) Then by a reduction in the Participant's Employee Pre-Tax Contribution Account by the amount of any unmatched Employee Pre-Tax Contributions during the Accounting Year and the earnings for the Accounting Year attributable to such Employee Pre-Tax Contributions;

     (iii) Then, by a reduction in the Participant's Employee Pre-Tax Contribution Account by the amount of matched Employee Pre-Tax Contributions for the Accounting Year and the related earnings and by a reduction in the Employer Matching Account by the amount of Employer Matching Contributions attributable to the aforementioned Employee Pre-Tax Contributions; and

      (iv) Then, by a reduction in the Participant's Employer Contribution Accounts (other than the Employer Matching Account) by the amount of any Employer Contributions (other than Employer Matching Contributions) for the Accounting Year.

Such reductions shall be made from the Investment Funds in the manner determined by the Committee. The amount of any such corrective adjustments attributable to Employee Pre-Tax Contributions and Employee After-Tax Contributions shall be accomplished by distributing such amounts. The amount of corrective adjustments attributable to Employer Contributions shall be held in suspense and applied to reduce later Employer Contributions to this Plan on behalf of all Participants.

SECTION 3.06 - SECTION 415 COMBINED PLANS LIMIT If a Participant is a participant in a defined benefit plan maintained by his Employer or an Affiliate, the sum of his defined benefit plan fraction and his defined contribution plan fraction for any limitation year may not exceed 1.0.

For purposes of this Section, the term "defined contribution plan fraction" shall mean a fraction, the numerator of which is the sum of all of the annual additions to (a) the Participant's Accounts under this Plan and (b) the Participant's Accounts under any other defined contribution plans which may be maintained by the Employers and their Affiliates as of the close of the Accounting Year and the denominator of which is the sum of the lesser of the following amounts determined for such Accounting Year and for each prior Accounting Year of his employment by the Employers or their Affiliates:

        (i) The product of 1.25 multiplied by the dollar limitation calculated pursuant to Section 3.05(b) for such Accounting Year; or

        (ii) The product of 1.4 multiplied by the percentage limitation calculated pursuant to Section 3.05(b) with respect to the Participant for such Accounting Year.

For purposes of this Section, the term, "defined benefit plan fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit (as defined in the defined benefit plan) determined as of the close of the Accounting Year and the denominator of which is the lesser of:

       (i)    The product of 1.25 multiplied by the dollar limitation under
              Section 415(b)(1)(A) of the Code for such Accounting Year; or

      (ii) The product of 1.4 multiplied by the percentage limitation which may be taken into account pursuant to Section 415(b)(1)(A) of the Code with respect to the Participant for such Accounting Year.

The limitation on aggregate benefits from a defined benefit plan and a defined contribution plan set forth in this Section shall be complied with by a reduction (if necessary) in the Participant's benefits under the defined benefit plan in accordance with the provisions of said plan and his benefits hereunder shall not be affected by such aggregate limitation. This Section shall not apply after December 31, 1999.

SECTION 3.07 - MATHEMATICAL NONDISCRIMINATION TEST FOR EMPLOYEE PRE-TAX CONTRIBUTIONS; DISPOSITION OF EXCESS AMOUNTS Notwithstanding any of the provisions of this Plan to the contrary, in each Accounting Year prior to 1999, and in each Accounting Year after 1998 except to the extent such testing is not required under Section 401(k) of the Code, the Participant's Employee Pre-Tax Contributions shall be subject to the mathematical nondiscrimination test set forth in Section 401(k) of the Code: that is, the "average deferral percentage" of the eligible Highly Compensated Employees for such Accounting Year shall not exceed the average deferral percentage of the Nonhighly Compensated Employees for the prior for such Accounting Year by more than the limit determined in accordance with the following table counting for this purpose each Employee Pre-Tax Contribution (including zero (0) Employee Pre-Tax Contributions in the case of any nonparticipating eligible Employee):


                    If the average                                   The average deferral
                  deferral percentage                                 percentage (ADP) of
                (ADP) of the Nonhighly                              the Highly Compensated
               Compensated Employees is                                Employees can be
               ------------------------                             -------------------------

         Less than two percent (2%)                     Up to the ADP of the eligible Nonhighly
                                                        Compensated Employees multiplied by 2.0 (the
                                                        "alternative test").

         Two percent (2%) but not                       Up to the ADP of the eligible
         more than eight percent (8%)                   Nonhighly Compensated Employees plus two percent
                                                        (2%) (the "alternative test").

         Eight percent (8%) or more                     Up to the ADP of the eligible Nonhighly
                                                        Compensated Employees multiplied by 1.25 (the
                                                        "general test").

"Average deferral percentage" as used herein shall mean the average of the ratios (calculated separately for each eligible Employee) of (i) the amount of Employee Pre-Tax Contributions actually paid over to the Trust Fund on behalf of each such Employee for an Accounting Year and (ii) the Employee's Nondiscrimination Compensation for such Accounting Year. In calculating the ratio of each Employee for an Accounting Year, an Employee Pre-Tax Contribution shall be taken into account only if allocated to the Employee as of a date within such Accounting Year and only if the Employee Pre-Tax Contribution relates to compensation for services performed within such Accounting Year and would have been received by the Employee during the Accounting Year or within two and one-half (2 1/2) months thereafter if not for the election to make an Employee Pre-Tax Contribution.

The Committee shall monitor the average deferral percentages of the Nonhighly Compensated Employees and the Highly Compensated Employees during each Accounting Year. If it appears at any time within an Accounting Year that the mathematical nondiscrimination test may not be satisfied, the Employers may suspend or decrease the rate of Employee Pre-Tax Contributions by Highly Compensated Employees (in accordance with Plan procedures) for the remainder of the Accounting Year. Further, the Sponsoring Employer shall have the discretion to declare an Employer Qualified Non-Elective Contribution to the Plan allocable to the Employer Qualified Non-Elective Contribution Accounts of any or all of the participating Nonhighly Compensated Employees for an Accounting Year. Any such Employer Qualified Non-Elective Contribution shall be treated as an Employee Pre-Tax Contribution for purposes of this Section. If, after the end of the Accounting Year, it is determined that the mathematical nondiscrimination test has not been satisfied, the Committee shall direct the Trustee to return the required amount under Section 401(k) of the Code of the affected Participants' Employee Pre-Tax Contributions for such Accounting Year, with the income allocable to such Participants' Employee Pre-Tax Contributions calculated in accordance with the regulations under Section 401(k) of the Code, beginning with the Highly Compensated Employees who contributed the highest dollar amount of Employee Pre-Tax Contributions. Income or loss allocable to the period between the end of the Accounting Year and the date of distribution shall be disregarded in determining income or loss. In addition, any Employer Matching Contributions determined to be attributable to Participant Employee Pre-Tax

Contributions returned pursuant to this Section, with the income allocable to the Employer Matching Contributions, calculated in accordance with regulations under Section 401(m) of the Code, shall be withdrawn from the affected Participants' Employer Matching Contribution Accounts and used to reduce future Employer Matching Contributions as described in Section 3.03. The return of Employee Pre-Tax Contributions and income and the withdrawal of Employer Matching Contributions and income shall occur before the end of the Accounting Year following the Accounting Year in which the Plan failed to satisfy the mathematical nondiscrimination test and shall be accomplished by a proportionate reduction of the investments of the affected Participant's Accounts in the Investment Funds or as otherwise determined by the Committee.

Notwithstanding any provision of this Section to the contrary:

       (i) in the event this Plan is aggregated with one or more other plans, in order for this Plan or such other plan or plans to satisfy the requirements of Sections 401(a)(4) of 410(b) of the Code, then the mathematical nondiscrimination test described in this Section shall be applied by determining the average deferral percentages of eligible Employees as if the aggregated plans were a single plan; and

      (ii) the individual deferral percentage for any eligible Highly Compensated Employee who is eligible to make elective deferrals (as defined in Section 402(g) of the Code) under two (2) or more cash or deferred arrangements of an Employer and its Affiliates shall be determined as if all such elective deferrals were made under a single arrangement (unless regulations under Sections 401(k), 401(a)(4) or 410(b) of the Code provide that such cash or deferred arrangements must not be aggregated).

SECTION 3.08 - MATHEMATICAL NONDISCRIMINATION TEST FOR EMPLOYEE AFTER-TAX AND EMPLOYER MATCHING CONTRIBUTIONS; DISPOSITION OF EXCESS AMOUNTS Notwithstanding any other provisions of this Plan to the contrary, in each Accounting Year prior to 1999, and in each Accounting Year after 1998 except to the extent such testing is not required under Section 401(m) of the Code, the Employee After-Tax and Employer Matching Contributions made to the Plan shall be subject to the mathematical nondiscrimination test set forth in Section 401(m)(2)(A) of the
Code: that is, the average contribution percentage of the eligible Highly Compensated Employees in each Accounting Year shall not exceed the average contribution percentage of the eligible Nonhighly Compensated Employees for such Accounting Year by more than the limit determined in accordance with the following table, counting for this purpose each Employee After-Tax and Employer Matching Contribution (including zero (0) Employee After-Tax and Employer Matching Contributions in the case of any nonparticipating eligible Employee):



                    If the average                                 The average contribution
                contribution percentage                               percentage (ACP) of
                (ACP) of the Nonhighly                              the Highly Compensated
               Compensated Employees is                                Employees can be
               ------------------------                            --------------------------

         Less than two percent (2%)                     Up to the ACP of the eligible Nonhighly
                                                        Compensated Employees multiplied by 2.0 (the
                                                        "alternative test").

         Two percent (2%) but not                       Up to the ACP of the eligible Nonhighly
         more than eight percent (8%)                   Compensated Employees plus two percent (2%)
                                                        (the "alternative test").

         Eight percent (8%) or more                     Up to the ACP of the eligible Nonhighly
                                                        Compensated Employees multiplied by 1.25 (the
                                                        "general test").


The term "average contribution percentage" as used herein shall mean the average of the ratios (calculated separately for each eligible Employee) of the Employee After-Tax and Employer Matching Contributions paid over to the Trust Fund on behalf of the Employee for an Accounting Year over the Employee's
Nondiscrimination Compensation for such Accounting Year.

During each Accounting Year, the Committee shall monitor the average contribution percentages of the eligible Highly Compensated Employees and the eligible Nonhighly Compensated Employees for such Accounting Year and may make prospective adjustments in the Employee After-Tax and Employer Matching Contributions, if any, of the eligible Highly Compensated Employees (in accordance with Plan procedures) to meet the average contribution test herein. Further, the Sponsoring Employer shall have the discretion to declare a special contribution to the Plan allocable to the Employer Matching Contribution Accounts of any or all of the participating Nonhighly Compensated Employees for an Accounting Year. Any such special contribution shall be treated as an Employer Matching Contribution for purposes of this Section. If, after the end of the Accounting Year, it is determined that the average contribution percentage test herein has not been satisfied, the Committee shall direct the Trustee to return/distribute to the affected Participants the required amount for such Accounting Year under Section 401(m) of the Code of Employee After-Tax Contributions and Employer Matching Contributions, with the income allocable to such Employee After-Tax Contributions and Employer Matching Contributions calculated in accordance with regulations under Section 401(m) of the Code, beginning with the Highly Compensated Employees who had the highest dollar amount of Employee After-Tax Contributions and Employer Matching Contributions. Income or loss allocable to the period between the end of the Accounting Year and the date of distribution shall be disregarded in determining income or loss. If such a distribution of contributions becomes necessary, the Committee shall direct the Trustee to first return Employee After-Tax Contributions and income allocable to such Employee After-Tax Contributions. Second, if necessary, the Committee shall direct the Trustee to distribute Employer Matching Contributions and the income allocable to such Employer Matching Contributions. Employee After-Tax Contributions and/or Employer Matching Contributions distributed in accordance with this Section shall be distributed no later than the close of the Accounting Year following the Accounting Year for which the Plan failed to satisfy the average contribution percentage test. The distribution of Employee After-Tax Contributions and Employer Matching Contributions and income allocable thereto shall be accomplished by a proportionate reduction of the respective Accounts' investments in the Investment Funds or as otherwise determined by the Committee.

The "alternative test" described above may only be used to meet one of the mathematical nondiscrimination tests described in Section 3.07 and this Section
3.08 for the same Accounting Year. The determination of whether there has been a multiple use of the alternative test shall be made in accordance with regulations under Section 401(m) of the Code. If, for any Accounting Year, it is determined that there has been a multiple use of the alternative test, the Trustee shall reduce the contribution percentage of Highly Compensated Employees as described in regulations under Section 401(m) of the Code, by returning Employee After-Tax Contributions/Employer Matching Contributions and income allocable thereto.

Notwithstanding any provision of this Section to the contrary:

       (i) in the event this Plan is aggregated with one or more other plans in order for this Plan or such other plan or plans to satisfy the requirements of Sections 401(a)(4) or 410(b) of the Code, then the mathematical nondiscrimination test described in this Section shall be applied by determining the average contribution percentages of eligible Employees as if the aggregated plans were a single plan;

      (ii) the individual contribution percentage for any eligible Highly Compensated Employee who is eligible to make contributions or to receive allocations of matching contributions (as defined in regulations under Section 401(m) of the Code) under two or more plans of an Employer and its Affiliates subject to Section 401(m) of the Code, shall be determined as if all such matching contributions were made under a single plan (unless regulations under Sections 401(m), 401(a)(4) or 410(b) of the Code provide that such plans must not be aggregated).

SECTION 3.09 - ROLLOVER CONTRIBUTIONS An Employee who has received or is entitled to receive an "eligible rollover distribution" within the meaning of
Section 402 of the Code from a qualified retirement plan may, with the approval of the Committee, contribute or authorize the direct rollover of all or part of the distribution to the Trust Fund for this Plan, regardless of whether he is presently eligible to contribute to this Plan; provided, however, no such contribution may be made unless all of the following conditions are satisfied:

         (a) If the distribution is contributed by the Employee, such contribution occurs on or before the sixtieth (60th) day following the Employee's receipt of the distribution from the other plan or, if such distribution had previously been deposited in an individual retirement account (as defined in Section 408 of the Code), the contribution occurs on or before the sixtieth (60th) day following his receipt of such distribution from the individual retirement account;

         (b) The amount contributed or directly rolled over is not more than the distribution from the other plan (or conduit individual retirement account) less the amount, if any, considered to be a return of employee after-tax contributions; and

         (c)      The contribution or direct rollover consists of cash.

The Committee shall develop such procedures and may require such information from the Employee desiring to make such a contribution or direct rollover as it deems necessary or desirable to determine that the proposed contribution or direct rollover shall satisfy the requirements of this Section. Upon approval by the Committee, the amount contributed or directly rolled over shall be credited to a Rollover Account established on the Employee's behalf. Upon such a contribution by an Employee who is not yet a Participant hereunder, his Rollover Account shall represent his sole interest in this Plan until he becomes a Participant.

SECTION 3.10 - MILITARY LEAVE Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV

                            ACCOUNTS OF PARTICIPANTS



SECTION 4.01 - INVESTMENT FUNDS There shall be established within the Trust Fund two (2) or more separate Investment Funds selected by the Committee. The Committee may change the Investment Funds at its discretion.

SECTION 4.02 - INVESTMENT OF ACCOUNTS All Accounts shall be invested as hereinafter provided:


         SECTION 4.02(a) - DIRECTION BY PARTICIPANTS A Participant shall direct the investment of the contributions to his Accounts in one percent (1%) increments among the Plan's Investment Funds.

         Any such direction must be submitted to the Committee in accordance with procedures prescribed by the Committee. In the absence of any such direction, such contributions shall be invested in a money market fund or such other Investment Fund as may be designated by the Committee.

         SECTION 4.02(b) - CHANGE OF INVESTMENT FOR FUTURE CONTRIBUTIONS A Participant may elect daily to change the investment of his future contributions to his Accounts in one percent (1%) increments among the Investment Funds.

         Any such election must be submitted to the Committee in accordance with procedures prescribed by the Committee.

         SECTION 4.02(c) - CHANGE OF INVESTMENT FOR CURRENT ACCOUNTS A Participant may elect daily to change the investment of his Accounts among the Plan's Investment Funds. Any such election must be submitted to the Committee in accordance with procedures prescribed by the Committee.

SECTION 4.03 - VALUATION OF TRUST FUND AND INVESTMENT FUNDS As of each Valuation Date the Trustee shall determine the fair market value of the Trust Fund and each Investment Fund in the Trust Fund and the fair market value of the Accounts of each Participant shall be determined. Such valuations shall be made in accordance with usual and customary practices consistently followed and uniformly applied.

SECTION 4.04 - ADJUSTMENT OF PARTICIPANT ACCOUNTS As of each Valuation Date, the Accounts of each Participant shall be adjusted in the following manner:

         SECTION 4.04(a) The respective Accounts of each Participant shall be increased by the allocation of any contributions to such Accounts since the last preceding Valuation Date. The Accounts shall be decreased by any distributions, forfeitures, withdrawals or other disbursements since the last preceding Valuation Date.

         SECTION 4.04(b) Investment earnings (or losses) of each Investment Fund shall be allocated to the Accounts invested in such Investment Funds in the ratio that the value of each such Account's investment in the Investment Fund as of the last preceding Valuation Date; less any distributions, withdrawals or other disbursements from the Account's investment in the Investment Fund since the last preceding Valuation Date; bears to the total value of all Accounts invested in such Investment Fund as of the last preceding Valuation Date after such adjustments.

SECTION 4.05 - TRUSTEE'S AND COMMITTEE'S DETERMINATION BINDING In determining the value of the Trust Fund, Investment Funds and or each Participant's Accounts, the Trustee and the Committee shall exercise their best judgment and all such determinations (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries. All allocations shall be deemed to have been made as of the appropriate Valuation Date regardless of when the allocations are actually made.

                                    ARTICLE V

                          DISTRIBUTIONS UNDER THE PLAN



SECTION 5.01 - VALUATION OF ACCOUNTS FOR DISTRIBUTION When a Participant's Accounts become distributable pursuant to Section 5.02 hereof, the distributable amount shall be equal to the value of the Accounts determined as of the most recent Valuation Date for which a valuation has been completed prior to the date distribution is made or commences; plus any contribution made to the Accounts and less any distributions or other disbursements from the Accounts since such Valuation Date.

SECTION 5.02 - DISTRIBUTABLE EVENTS/AMOUNT OF DISTRIBUTIONS If a Participant terminates employment with the Employers and all Affiliates at any time and for any reason, the entire balance of all his Accounts shall become distributable; valued in the manner set forth in Section 5.01 hereof.

SECTION 5.03 - TIMING OF DISTRIBUTIONS Unless a Participant elects a later distribution, any benefits that become distributable to the Participant under this Article V shall commence as soon as reasonably practicable after the Valuation Date coincident with or next following the occurrence of a distributable event described in Section 5.02, but in no event later than sixty
(60) days after the end of the Accounting Year in which occurs the latest of:

        (i)     the Participant's attainment of Normal Retirement Age;

        (ii) the tenth (10th) anniversary of the commencement of his Plan participation; or

        (iii)   his termination of employment.

If the value of a terminating Participant's Accounts following his termination of employment is more than five thousand dollars ($5,000) payments from such Participant's Accounts shall not be made prior to the Participant's Normal Retirement Age without the written consent of the Participant obtained within ninety (90) days prior to the date distribution commences.

Notwithstanding any provision of the Plan to the contrary, distribution of a Participant's Accounts shall commence by April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age seventy and one-half (70 1/2) or the calendar year in which the Participant retires, unless the Participant is a five percent (5%) or greater owner (as defined in Section 416(i) of the Code), in which event distribution of the Participant's Accounts shall commence no later than April 1 of the calendar year immediately following the calendar year in which the Participant attains age seventy and one-half (70 1/2). Accounts shall be distributed in accordance with the requirements of Section 401(a)(9) of the Code and regulations thereunder over a period not longer than the joint life expectancies of the Participant and any designated Beneficiary. Life expectancies shall not be recalculated after the initial determination. Solely for the purposes of this Section, if the designated Beneficiary is not the Participant's Spouse and is more than ten (10) years younger than the Participant, the joint life expectancy shall be calculated as though the age difference were ten (10) years. If a Participant dies before his distribution commences, distribution of a Participant's Accounts shall be completed within five (5) years of the Participant's death. Such distribution need not be completed within five (5) years of the Participant's death if the distribution is paid over a period not longer than the life expectancy of the Beneficiary and commences within one (1) year of the Participant's death, or if the Beneficiary is the Participant's Spouse, not later than the date the Participant would have attained age seventy and one-half (70 1/2). If a Participant dies after his distribution commences, but before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed to his Spouse or Beneficiary at least as rapidly as under the method of distribution as of his date of death.

SECTION 5.04 - FORMS OF DISTRIBUTION Within the ninety (90) day period prior to the date that distribution commences, a Participant (or the Beneficiary of the Participant) whose Accounts become distributable under Section 5.02 may elect to receive the amounts to which he is entitled under the Plan in a lump sum, substantially equal monthly, quarterly or annual installments over a period not exceeding ten (10) years, or a combination of such lump sum and installment payments. Distribution of a Participant's benefit may be made in cash or Harnischfeger Industries Stock or both, provided, however, that a Participant or Beneficiary may request distribution of his Accounts in kind to the extent they are invested in Harnischfeger Industries Stock. No less than thirty (30) and no more than ninety (90) days prior to the date distribution is to commence, the Participant (or his Beneficiary, if applicable) shall be provided with a written notice of the manner of benefit payments available and of the Participant's right to defer commencement of the distribution until Normal Retirement Age. Notwithstanding the preceding sentence, distribution may occur less than thirty
(30) days after the notice is given provided that: (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution or a particular distribution option, and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

Notwithstanding any provision of this Section to the contrary, if the value of a Participant's Accounts following his termination of employment does not exceed five thousand dollars ($5,000), then the value of such Accounts shall automatically be paid in a single lump sum payment of cash provided that the Participant may request distribution of his Accounts in kind to the extent they are invested in Harnischfeger Industries Stock. If such a distribution is or includes an "eligible rollover distribution" (within the meaning of Section 402 of the Code), a written notice regarding the distribution shall be provided to the Participant (or, if applicable, his Spouse) no less than thirty (30) and no more than ninety (90) days prior to the date of the distribution provided that the thirty (30) day minimum notice period may be waived in the same manner as provided above.

SECTION 5.05 - QUALIFIED DOMESTIC RELATIONS ORDERS Notwithstanding any provision of the Plan to the contrary, the Plan and Trustee shall comply with the provisions of a "qualified domestic relations order" as defined in Section 414(p) of the Code.

SECTION 5.06 - IN-SERVICE WITHDRAWALS BY PARTICIPANTS A Participant may, while employed by an Employer, withdraw amounts from his Employee Pre-Tax Contribution Account, his Employee After-Tax Contribution Account or his Rollover Account, provided the withdrawal satisfies the terms and conditions of this Section. The withdrawal shall be accomplished by a reduction in the Accounts' investment in the Investment Funds in the manner prescribed by the Committee. Any withdrawal under this Section 5.06 shall be paid from the Trust Fund as soon as reasonably practicable after the Valuation Date coincident with or immediately following approval by the Committee of the Participant's written request for such distribution. (Under Section 5.06(a), the approval of the Committee shall automatically be given if the Committee determines that the applicable objective requirements are satisfied.)

         SECTION 5.06(a) - NON-HARDSHIP WITHDRAWALS With respect to his Employee After-Tax Contribution Account, the Participant may withdraw an amount of not less than three hundred dollars ($300) and not more than the value of such Account as of the Valuation Date coincident with or immediately preceding the withdrawal. Such a withdrawal shall not be made more frequently than twice in any twelve (12) month period and shall be made in a single lump sum payment.

         A Participant who has attained age fifty-nine and one-half (59 1/2) years may elect at any time prior to the Participant's termination of employment to withdraw all or any part of the balance of his Employee Pre-Tax Contribution Account, Employee After-Tax Contribution Account and Rollover Account as of the Valuation Date coincident with or immediately preceding the withdrawal. Such withdrawal shall be in a single lump sum payment.

         SECTION 5.06(b) - HARDSHIP WITHDRAWAL A Participant may, while employed by an Employer and after taking the maximum withdrawal available under
         Section 5.06(a), obtain a withdrawal from his Employee Pre-Tax Contribution Account, except for earnings which accrue after December 31, 1988, upon his establishment to the satisfaction of the Committee that the withdrawal is necessary to alleviate a financial hardship. In no event shall such a hardship withdrawal exceed the greater of the amount necessary to alleviate the financial hardship or the amount of the Participant's Employee Pre-Tax Contribution Account as of the Valuation Date coincident with or immediately preceding the withdrawal. Such a hardship withdrawal shall be made in a single lump sum payment.

         For purposes of this Section, financial hardship shall mean an immediate and heavy financial need of the Participant which cannot be satisfied from other reasonably available resources on account of:

                (i) Medical expenses incurred by the Participant, his spouse or his dependents, or expenses necessary to obtain medical care;

                (ii) The payment of tuition and fees for the next twelve (12) months of post-secondary education for the Participant, his spouse or his dependents;

                (iii) The purchase of a principal residence of the Participant (not including mortgage payments);

                (iv) The need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of such principal residence; or

                (v) Any other extraordinary financial situation which is approved by the Committee under uniform standards, consistently applied, which shall be limited to those matters which the Commissioner of the Internal Revenue Service may approve from time to time.

         Prior to a hardship withdrawal, the Participant must first obtain all distributions, other than hardship distributions, and all nontaxable loans, if any, currently available under all plans maintained by an Employer. Immediately following a hardship withdrawal, a Participant's Employee Pre-Tax Contributions and Employee After-Tax Contributions will be suspended for a period of twelve (12) months.

         For purposes of determining a Participant's maximum Employee Pre-Tax Contributions for an Accounting Year under Section 3.05(a), if a Participant resumes making Employee Pre-Tax Contributions during the Accounting Year immediately following the Accounting Year in which a withdrawal under this Section 5.06(b) occurs, the Participant's Employee Pre-Tax Contributions made in the Accounting Year during which the withdrawal occurs shall be included with the Participant's Employee Pre-Tax Contributions for the Accounting Year in which his participation resumes.

SECTION 5.07 - DIRECT ROLLOVERS TO ELIGIBLE RETIREMENT PLANS At the election of a Participant (or other distributee) who is eligible for a distribution from the Plan (including in-service withdrawals pursuant to Section 5.06) that is an "eligible rollover distribution" (within the meaning of Section 401(a)(31) of the Code), the Committee shall authorize the direct rollover of the distributed amount from the Trust Fund of this Plan to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code). Such direct rollovers shall be made in accordance with procedures established by the Committee conforming to the requirements of Section 410(a)(31) of the Code and regulations thereunder.

                                   ARTICLE VI

                                   PLAN LOANS



SECTION 6.01 - LOANS While it is the primary purpose of the Plan to provide funds for Participants when they terminate employment, it is recognized that under some circumstances it would be in the best interest of Participants to permit loans to be made to them from their Employee Pre-Tax Contribution Accounts. Accordingly, the Committee may direct that a loan be made to a Participant for such purposes as the Committee in its discretion may approve, subject to the rules developed and applied by the Committee in a uniform and nondiscriminatory manner and subject to the following:

         SECTION 6.01(a) Each request for a loan under this Section must be by application to the Committee, supported by such evidence and with such reasonable loan processing fee as the Committee may request. Each prior loan must be repaid in full before a new loan may be approved.

         SECTION 6.01(b) Each loan must be evidenced by a note in a form furnished by the Committee, must be secured by a pledge of the Participant's accounts or by other adequate security, must authorize repayment by payroll deductions and must consent to the distribution thereof in the event of a default (provided that distribution at such time is otherwise allowed by the Plan).

         SECTION 6.01(c) Each loan will bear interest at a reasonable rate established by the Committee in a uniform and nondiscriminatory manner (generally the current prime rate plus two percent (2%), but not greater than the maximum rate permitted by law), and must be amortized in level payments, made not less frequently than quarterly, over the life of the loan.

         SECTION 6.01(d) The principal amount of each loan may not be less than one thousand dollars ($1,000) and, when added to any other outstanding loan balances of the Participant under this Plan and all other plans of the Employers and Affiliates, may not exceed the least of fifty thousand dollars ($50,000) (reduced by the aggregate of principal payments made on any other plan loans during the one (1) year period prior to the date of the new loan), fifty percent (50%) of the Participant's vested Account balances, or the amount in the Participant's Employee Pre-Tax Contribution Account.

         SECTION 6.01(e) Each loan will be for a term not exceeding five (5) years; provided that the term of a loan may be for up to fifteen (15) years where the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the Participant. Full prepayment shall be permitted at any time.

         SECTION 6.01(f) Each note evidencing a loan to a Participant shall be held on the Participant's behalf and shall be considered an investment of the Participant's Employee Pre-Tax Contribution Account. Accordingly, principal and interest payments on the note shall be credited to such Account on the Participant's behalf. The distribution of a Participant's canceled note to the Participant (or to the Participant's Beneficiary in the event of the Participant's death) shall be considered as a payment for purposes of the Plan.

         SECTION 6.01(g) If a Participant should be in default on any loan, the entire amount of unpaid principal and accrued interest shall immediately become due and payable. A default shall occur on the last day of a calendar quarter following the calendar quarter in which a required installment loan payment was due and which remains unpaid on such date. Further, if a Participant is on an authorized unpaid leave of absence, such Participant shall not be treated as in default on any Plan loan for a period of up to one year. After the expiration of this one year grace period, the Participant shall resume loan repayments; otherwise, the loan shall be deemed in default on the last day of the calendar quarter following the calendar quarter in which the one year grace period ended. Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code.

                                   ARTICLE VII

                                 ADMINISTRATION



SECTION 7.01 - FIDUCIARIES/ALLOCATION OF FIDUCIARY RESPONSIBILITIES For purposes of Part 4 of Title I of ERISA, the Sponsoring Employer, the other Employers, the Committee, the Trustee, and those parties to whom fiduciary duties are allocated pursuant to the Trust Agreement shall be named fiduciaries. All actions by named fiduciaries shall be consistent with the terms of the Plan and Trust to the extent such documents are consistent with the provisions of Title I of ERISA. Each named fiduciary shall act solely in the interest of Participants and Beneficiaries and for the exclusive purposes of providing benefits and defraying reasonable administrative expenses of the Plan. Each named fiduciary shall discharge his respective duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Among the duties specifically allocated to named fiduciaries shall be the following:

         (a) The Sponsoring Employer shall have the sole authority to appoint and remove a Trustee and to appoint and remove members of the Committee. The Sponsoring Employer shall be the "Plan Administrator" for purposes of ERISA.

         (b) The Committee shall have the general responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust Agreement.

         (c) The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, except to the extent delegated to an investment manager under the Trust Agreement.

A fiduciary may rely upon any direction, information or action of another fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action.

Each named fiduciary shall be responsible only for the specific duties assigned above and shall not be directly or indirectly responsible for the duties assigned to another fiduciary.

SECTION 7.02 - COMMITTEE The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in a Committee (the Morris Material Handling Benefits Committee) of one (1) or more members, each appointed by the Sponsoring Employer and serving at the pleasure of the latter. The Committee may designate one (1) member to act on the Committee's behalf in all Committee responsibilities. Any member of the Committee may resign by notice in writing filed with the Sponsoring Employer, such resignation to become effective no earlier than the date of such written notice.

All customary and reasonable expenses of the Committee shall be paid by the Employers. Members of the Committee shall not receive compensation for their services to the Committee. The Committee shall hold meetings at such places and times as they may determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by majority vote of the members present. Action by the Committee may also be taken without a formal meeting by consent of a majority of the members.

A Committee member shall be disqualified from acting upon any matter affecting only himself.

SECTION 7.03 - COMMITTEE'S POWERS AND DUTIES Except as specifically reserved for the Sponsoring Employer, the Committee shall have such powers and duties as may be necessary to discharge its functions hereunder, including but not limited to, the following:

        (a) The sole and absolute discretion to (i) construe and interpret the Plan, (ii) decide all questions of eligibility to participate in the Plan, (iii) determine the amount, manner and time of payment of any benefits to any Participant or Beneficiary;

        (b) To formulate and modify rules and regulations wherever, in the opinion of the Committee, such rules and regulations are required by the terms of the Plan or would facilitate the operation of the Plan;

        (c) To obtain from the Employers and from Employees such information as is necessary for the proper administration of the Plan, to fully rely upon such information and, when appropriate, to furnish such information promptly to the Trustee or other persons entitled thereto;

        (d)     To prepare and distribute information explaining the Plan;

        (e) To prescribe procedures to be followed by Participants or Beneficiaries regarding contribution elections, investment elections, applications for benefits, in-service withdrawals, or loans;

        (f) To furnish the Employers, upon request, such reports as are reasonable and appropriate;

        (g) To take appropriate remedial action in the event of error in the administration of the Plan or misstatement by a Participant;

        (h) To instruct the Trustee with respect to the payment of benefits hereunder;

        (i) To provide for any required bonding of fiduciaries and other persons who may from time to time handle Plan assets;

        (j) To appoint agents and clerks, and acquire such professional services as may be required in carrying out the provisions of the Plan;

        (k) To keep all such books of accounts, records and other data as may be necessary for the proper administration of the Plan;

        (l) To prescribe the contents of all forms and agreements it deems necessary for administration of the Plan; and

        (m)     To adopt amendments as provided in Section 9.01.

SECTION 7.04 - CLAIMS PROCEDURE Claims for benefits under the Plan shall be filed on forms approved by the Committee and filed with the Committee or its delegate. If a claim for benefits made by a Participant, or a Participant's Beneficiary or estate, is wholly or partially denied, the claimant shall be provided, within sixty (60) days of receipt of such claim, a written notice of the denial setting forth: (i) the specific reasons for the denial in a manner calculated to be understood by the claimant; (ii) the provisions of the Plan upon which the denial is based; (iii) a description of additional materials, if any, needed to perfect the claim; and (iv) an explanation of the Plan's claim review procedure.

SECTION 7.05 - CLAIM REVIEW PROCEDURE Any claimant whose request for benefits is denied in whole or in part may, within sixty (60) days after receipt of notice of the denial, submit a written appeal to the Committee for a review of the denial. The claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. Within sixty (60) days after receipt of such an appeal (up to one hundred twenty (120) days if special circumstances prevent a decision within sixty (60) days), the Committee shall notify the claimant in writing of its decision and if the Committee confirms the denial in whole or in part, the notice shall set forth the specific reasons for the decision and the provisions of the Plan upon which the decision is based. The decision of the Committee shall be final.

SECTION 7.06 - INDEMNIFICATION The Employers shall indemnify and save the members of the Committee and any Employees to whom the Committee has allocated or delegated its responsibilities in accordance with the provisions hereof, as well as any other fiduciary who is also an officer, director or Employee of an Employer, and each of them, harmless from and against any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the administration of the Plan and Trust and not otherwise paid or reimbursed by insurance, unless the same shall result from their own willful misconduct.

SECTION 7.07 - PAYMENT OF EXPENSES Unless otherwise determined by the Board of Directors of the Sponsoring Employer, the members of the Committee shall serve without compensation for services as such, but all expenses of the Committee shall be paid by the Employer(s) or the Sponsoring Employer may cause such expenses to be paid from the Trust Fund. Such costs and expenses shall include any expenses incident to the functioning of the Committee, including, but not limited to, fees of accountants, counsel, and other specialists and other costs of administering the Plan and Trust Fund.

                                  ARTICLE VIII

                         THE TRUST FUND AND THE TRUSTEE


SECTION 8.01 - TRUST AGREEMENT The Sponsoring Employer has entered into a Trust Agreement with the Trustee to hold the funds set aside pursuant to this Plan.

SECTION 8.02 - SEPARATE INVESTMENT FUNDS At the direction of the Sponsoring Employer, the Trustee may establish one (1) or more Investment Funds within the Trust Fund. The investment earnings (or losses) of such separate Investment Funds shall be allocated to the Participant's respective Accounts pursuant to the terms of the Plan.

SECTION 8.03 - NON-REVERSION; EXCLUSIVE BENEFIT CLAUSE The Trust Fund shall be received, held in Trust and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and this Plan. Except as provided in Section
3.03 or Section 3.04(ii), no part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries under this Plan. No person shall have any interest in, or right to, the Trust Fund or any part thereof, except as specifically provided for in this Plan or the Trust Agreement. Notwithstanding the above, nothing in this Section nor the Plan shall preclude the Trustee from complying with a "qualified domestic relations order" as defined in Section 414(p) of the Code.

SECTION 8.04 - REMOVAL OF TRUSTEE The Trustee may, but need not, be a banking corporation organized and doing business under the laws of the United States of America or any state therein, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. The Sponsoring Employer may remove the Trustee at any time upon the notice required by the terms of the Trust Agreement and, upon such removal or upon the resignation of the Trustee, the Sponsoring Employer shall designate and appoint a successor Trustee.

SECTION 8.05 - POWERS OF THE TRUSTEE The Trustee shall have such powers to hold, invest, reinvest, control, and disburse funds as at that time shall be set forth in the Trust Agreement.

SECTION 8.06 - TRUST AGREEMENT PART OF THE PLAN The Trust Agreement shall be deemed to form a part of the Plan and all the rights of Participants or others under this Plan shall be subject to the provisions of the Trust Agreement to the extent such provisions are not contradicted by specific provisions of this Plan.

SECTION 8.07 - TRUSTEE'S SETTLEMENT OF ACCOUNTS The Trust Agreement may contain provisions granting authority to the Sponsoring Employer to settle the accounts of the Trustee on behalf of all persons having or claiming an interest in the Trust Fund.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION



SECTION 9.01 - AMENDMENT The Sponsoring Employer reserves the right, at any time, to amend, in whole or in part, any or all of the provisions of the Plan, including specifically the right to make any such amendment effective retroactively, if necessary, to bring the Plan into conformity with any governmental regulations which must be complied with so that the Plan and Trust Fund shall qualify under Sections 401(a), 401(k) and 401(m) of the Code. Notwithstanding the preceding sentence, the Committee is specifically authorized to adopt amendments which do not materially affect the cost of the Plan and which may be necessary or appropriate to facilitate the administration, management, or interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Code Sections 401(a), 401(k) and 501(a) or any other applicable section of law (including ERISA) and governmental regulations. No amendment shall make it possible for the Trust assets to be used for or diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries or defraying reasonable administrative expenses except as provided in Section 3.03 and Section 3.04(ii) hereof. No amendment shall reduce an accrued benefit of a Participant or eliminate an optional form of benefit within the meaning of Section 411(d)(6) of the Code, except as otherwise allowed by
Section 411(d)(6).

SECTION 9.02 - TERMINATION Any Employer may terminate its participation in this Plan at any time. The Sponsoring Employer may terminate this Plan at any time.

SECTION 9.03 - DISTRIBUTION OF ACCOUNTS UPON PLAN TERMINATION If the Sponsoring Employer terminates the entire Plan, contributions are completely discontinued, or a partial termination of the Plan occurs, the Committee shall compute the value of the Accounts of the affected Participants which shall be fully vested and nonforfeitable. In the event of complete termination of the Plan and Trust, subject to the limitations of Code Section 401(k)(10), the Trustee shall liquidate the Trust and distribute the Participants' Accounts as soon as administratively feasible in the manner provided in Article V. The distribution of such Accounts shall be made in accordance with the Participant consent provisions of Section 411(a)(11) of the Code to the extent such consent provisions are applicable to Accounts having a value at the time of such distribution or any prior distribution of more than five thousand dollars ($5,000).


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


                                    ARTICLE X

                       ENTRY AND WITHDRAWAL OF AN EMPLOYER



SECTION 10.01 - ENTRY OF AN EMPLOYER An Affiliate may become a party to this Plan and Trust Agreement by delivering to the Sponsoring Employer a resolution of its Board of Directors authorizing such participation. With the consent of the Sponsoring Employer, any such Affiliate shall become an Employer hereunder as of an effective date approved by the Sponsoring Employer and shall be subject to the terms and provisions of this Plan and the Trust Agreement as then in effect or thereafter amended.

SECTION 10.02 - WITHDRAWAL OF AN EMPLOYER An Employer hereunder who wishes to withdraw from this Plan and the Trust Agreement shall deliver to the Sponsoring Employer a resolution of its Board of Directors authorizing its withdrawal as an Employer hereunder and indicating the reason or reasons for such withdrawal. Withdrawal may take place on a Valuation Date only and notice thereof to the Sponsoring Employer must be submitted at least thirty (30) days prior to the Valuation Date such withdrawal is to be effective, unless such requirement is waived by the Sponsoring Employer.

         SECTION 10.02(a) Subject to the limitations of Code Section 401(k)(10), the provisions of Article IX hereof shall apply to an Employer's withdrawal as if the withdrawal were a part of the complete termination of this Plan with respect to withdrawing Employer's Employees, but the participation of other Employers hereunder shall not be affected nor shall the continuation of the Plan with respect to the participation therein by other Employers be affected by such a withdrawal by an Employer.

         SECTION 10.02(b) If the withdrawal of an Employer hereunder is the result of the adoption of a different defined contribution plan for its Employees which will, immediately upon withdrawal of the Employer from this Plan, cover Employees of the Employer who are covered by this Plan, the Sponsoring Employer, upon being furnished evidence of the terms of such different defined contribution plan and that such different plan has been approved by the Internal Revenue Service as qualified under Section 401(a) of the Code as now in effect or hereafter amended, shall compute the value of the Accounts of the affected Participants and establish such Employer's interest in the value of the Trust Fund. The Employer's interest in the value of the Trust Fund so determined after reduction for charges and other expenses incurred to process the withdrawal of the Employer, shall be transferred to the trustee or trustees of the different plan or to the insurance company which is to hold the funds of the different defined contribution plan, whichever is applicable.

The application of the withdrawing Employer's interest in the Trust Fund, pursuant to the terms of this Section, shall constitute a complete discharge of the responsibility of the Sponsoring Employer and the Trustees, without any responsibility on their part collectively or individually to see to the application thereof.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS



SECTION 11.01 - PLAN MERGER, CONSOLIDATION OR TRANSFER OF ASSETS In the event of a merger or consolidation of the Sponsoring Employer or any Employer or the transfer of all or substantially all of its assets to any other corporation, provision may be made by such successor corporation at its election, subject in the case of an Employer other than the Sponsoring Employer to the consent of the Sponsoring Employer, to continue this agreement and the Plan created hereunder as to such successor entity. Such successor shall, upon its election to continue this Plan and, if applicable, with the consent of the Sponsoring Employer, be substituted in place of such Employer by an instrument duly authorizing such substitution and duly executed by such successor. Upon notice of such substitution accompanied by (i) a certified copy of the resolutions of the Board of Directors of such successor authorizing such substitution, and (ii) a certified copy of the resolutions of the Board of Directors of the Sponsoring Employer consenting to such substitution, if applicable, delivered to the Committee, the Trustees, and all other Employers, they shall be authorized to recognize such successor in the place of such Employer.

In the case of any merger, consolidation or transfer of assets or liabilities to any other plan, such plan shall provide that each Participant would, if the Plan terminated immediately after the merger, consolidation or transfer, receive a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

SECTION 11.02 - NO ASSIGNMENT OF BENEFITS Except in the case of a loan from the Plan secured by a Participant's Accounts, none of the benefits under the Plan are subject to the claims of creditors of Participants or their Beneficiaries nor are they subject to attachment, garnishment or any other legal process. Neither a Participant nor his Beneficiary may assign, sell, borrow on or otherwise encumber his beneficial interest in the Plan and Trust Fund, nor shall such interest be liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant or Beneficiary. Notwithstanding the above, nothing in the Plan shall preclude compliance with a "qualified domestic relations order" as defined in Section 414(p) of the Code.

SECTION 11.03 - PLAN VOLUNTARY Although the Employers intend that this Plan shall be continued, it is entirely voluntary on the part of the Employers and continuance of the Plan and any payments hereunder are not a contractual obligation of any Employer.

SECTION 11.04 - RESERVATION OF RIGHT TO SUSPEND OR DISCONTINUE CONTRIBUTIONS The Employers reserve the right in their sole and uncontrolled discretion to modify or suspend (in whole or in part) at any time and for any period, or to discontinue at any time their contributions under this Plan.

SECTION 11.05 - NON-GUARANTEE OF EMPLOYMENT Nothing contained in this Plan shall give any Participant or Employee the right to be retained in the service of an Employer or interfere with the right of an Employer to discharge any Participant or Employee at any time regardless of the effect of such discharge upon such individual as a Participant.

SECTION 11.06 - GOVERNING LAW This Plan shall be construed in accordance with the laws of the State of Delaware, except where such laws are superseded by ERISA or the Code, in which case ERISA or the Code, as the case may be, shall control.

SECTION 11.07 - FACILITY OF PAYMENT In making any distribution to or for the benefit of any minor or incompetent Participant or Beneficiary, the Committee, in its sole, absolute and uncontrolled discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian of such minor or incompetent and any such guardian shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent and the receipt by such guardian shall be a complete discharge of the Trustee without any responsibility on its part or on the part of the Committee to see to the application thereof.

SECTION 11.08 - SEVERABILITY If any provisions of this Plan document shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the document, which shall be fully severable, and the document shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

SECTION 11.09 - CONSTRUCTION OF PLAN DOCUMENT Titles of Articles and Sections in this Plan are inserted for convenience only and in the event of any conflict, the text of this instrument, rather than such titles, shall control.

SECTION 11.10 - PLAN IN EFFECT AT TERMINATION OF EMPLOYMENT CONTROLS Unless expressly indicated otherwise, any amendment to this Plan shall not apply to any Employee who terminated employment prior to the effective date of such amendment.

                                   ARTICLE XII

                            TOP-HEAVY PLAN PROVISIONS



SECTION 12.01 - APPLICATION The provisions of this Article XII shall only be applicable if the Plan becomes "top-heavy" as defined in Section 416(g) of the Code aggregating this plan and any other qualified retirement plans maintained by the Employers and Affiliates, including those plans which may have terminated, which are part of an "aggregation group of plans" (as hereinafter defined). Generally, the plan would be "top-heavy" if sixty percent (60%) or more of the aggregate present value of the accrued benefits of members of the qualified retirement plans maintained by the Employers and Affiliates which are part of an "aggregation group of plans" as of any "determination date" (as defined in Section 416(g)(4) of the Code, i.e., each December 31) is attributable to "key employees" (as defined in Section 416(i)(1) of the Code). For this purpose, benefit payments to members of the "aggregation group of plans" during the Accounting Year (ending with such determination date) or for any of the four (4) immediately preceding Accounting Years shall be taken into consideration. The present value of accrued benefits of defined benefit plans included in the aggregation group shall be determined on the basis of the interest and mortality assumptions then being used to comply with Section 401(a)(25) of the Code. If the plan becomes "top-heavy" as of any determination date, then effective in the next succeeding Accounting Year, the provisions of this Article XII shall apply.

If the Employers or Affiliates maintain one (1) or more defined contribution plans (including any simplified employee pension plan) and the Employers or Affiliates maintain or have maintained one (1) or more defined benefit plans, which during the five (5) year period ending on the determination date has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plans for all "key employees," and the present value of accrued benefits under the aggregated defined benefit plans for all "key employees" as of the determination date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all participants, and the present value of accrued benefits under the defined benefit plans for all participants as of the determination date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The account balances under a defined contribution plan and accrued benefits under the defined benefit plan in both the numerator and denominator of the top-heavy ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the determination date. For purposes of this paragraph, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a "key employee," but who was a key employee in a prior year, or (2) who has not been credited with at least one (1) hour of service with any Employer maintaining the plan at any time during the five (5) year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year. The accrued benefit of any Employee who is not a "key employee" shall be determined as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

SECTION 12.02 - SPECIAL MINIMUM BENEFIT If this Plan becomes "top-heavy," for each year the Plan is top-heavy, the Employers shall make a minimum annual contribution for each Participant who is employed on the last day of the Accounting Year and who is not a "key employee," to the extent not already provided by an Employer through another qualified plan maintained by an Employer in which the Participant also participates. No amount in excess or the applicable dollar amount under Section 401(a)(17) of the Code shall be treated as Section 415 Compensation for purposes of this Section. Such annual contribution shall be an amount equal to the lesser of three percent (3%) of this Section 415 Compensation or the highest percentage of compensation contributed on behalf of a key employee. For purposes of this Section, Employee Pre-Tax Contributions of "key employees" shall be treated as employer contributions. Such Participant shall receive this contribution regardless of:
(i) his level of compensation; (ii) whether or not the Participant has made Employee Pre-Tax Contributions, or (iii) whether or note the Participant completes one thousand (1,000) Hours of Service during the Accounting Year. For purposes of this Section, the term "compensation" shall mean a Participant's
Section 415 Compensation (except that only compensation earned while a Participant will be taken into account).

The minimum annual contribution described in the preceding paragraph shall not be made if a Participant is also a participant in a top-heavy defined benefit plan of the Employers and the Participant receives a top-heavy minimum benefit under such top-heavy defined benefit plan. Said benefit shall be an accrued benefit equal to: (i) the amount otherwise provided by the top-heavy defined benefit plan, or (ii) an amount equal to two percent (2%) of the Participant's annual monthly Section 415 Compensation for the period of consecutive plan years (not exceeding five (5) years) of the top-heavy defined benefit plan during which the Participant had the greatest aggregate Section 415 Compensation, multiplied by his years of benefit accrual service under the top-heavy defined benefit plan, up to ten (10) years earned in plan years after 1983 in which the defined benefit plan was top-heavy, whichever is greater.

SECTION 12.03 - SPECIAL COMBINED PLANS LIMIT Notwithstanding the provisions of
Section 3.06 hereof to the contrary, the denominators of the defined benefit plan fraction and defined contribution plan fraction shall, if this Plan becomes "top-heavy," be amended by the product of 1.0 rather than 1.25 of the applicable dollar limits.

SECTION 12.04 - KEY EMPLOYEE DEFINED The term "key employee" shall have the same meaning as is specified in Section 416(i)(1) of the Code, to wit:

       (i) certain officers of an Employer or any Affiliate of an Employer (but not more than fifty (50) officers or, if less, the greater of three (3) officers or ten percent (10%) of all Employees of an Employer and all Affiliates);

       (ii) the ten (10) Employees with the largest equity interest in an Employer whose total annual compensation in the applicable Accounting Year was more than one hundred percent (100%) of the maximum annual additions to a defined contribution plan for such year under Section 415(c)(1)(A) of the Code;

       (iii) any Participant with more than five percent (5%) equity interest in an Employer or any Affiliate of an Employer; or

       (iv) any Participant with more than one percent (1%) equity interest in an Employer or its Affiliates whose total annual compensation in the applicable Accounting Year is more than one hundred fifty thousand dollars ($150,000).

In determining "equity interest," the attribution rules set forth in Section 318 of the Code shall be taken into consideration. The term "key employee" as of any determination date shall be applied to any Employee or former Employee (or his Spouse) who was a "key employee" during the Accounting Year (ending with such determination date) or in any of the four (4) immediately preceding Accounting Years. The term "non-key employee" shall mean any Employee who is not a "key employee." The term "officer," for this purpose, shall only include any officer of an Employer or its Affiliates whose total cash compensation for the applicable Accounting Year was at least fifty percent (50%) of the maximum annual benefit from a defined benefit plan for such year under Section 415(b)(1)(A) of the Code. For purposes of this Section, "compensation" shall mean Section 415 Compensation.

SECTION 12.05 - AGGREGATION GROUP OF PLANS DEFINED The term "aggregation group of plans" shall have the same meaning as is specified in Section 416(g)(2) of the Code, including for this purpose, both required and permissive aggregation groups of plans. A required aggregation shall include (i) each qualified plan of the Employers or Affiliates in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employers or Affiliates which enables a plan described in (i) to meet the requirements of
Section 401(a)(4) or 410 of the Code. A permissive aggregation group shall include the required aggregation group of plans plus any other plan or plans of the Employers or Affiliates, when considered as a group with the required aggregation group, will continue to satisfy the requirements of Section 401(a)(4) or 410 of the Code.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Plan to be executed as of the _____ day of ___________________, 1998, but to be effective as of March 30, 1998.


                                          MORRIS MATERIAL HANDLING, INC.




                                          BY:
                                             ---------------------------------